UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - March 5, 2007

Commission File Number: 000-254888

RG GLOBAL LIFESTYLES, INC.
(Exact name of registrant as specified in its charter)

California	33-0230641
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

1200 North Van Buren, Suite A
Irvine, CA 92807 USA
 (Address of principal executive offices, including zip code)

(949) 888-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 RG GLOBAL LIFESTYLES, INC.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2008, the Board of Directors of RG Global Lifestyles (“Company”) amended the terms of the employment agreements of its Chief Technology Officer, Juzer Jangbarawala, and its President of Aquair Asia, Grant King, who is also acting Chief Executive Officer of the Company.

Under the amended terms, Mr. Jangbarwala’s annual base salary has been increased to $240,000, from $72,000, and Mr. King’s annual base salary has been increased to $180,000, from $120,000.

The increases were made effective as of February 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: March 7, 2008	RG GLOBAL LIFESTYLES, INC.

	By:	/s/ Grant King
Grant King
Chief Executive Officer